                                                                    EXHIBIT 10.5

     I.   DEFINITIONS

          1.1  Definitions.
               ------------

               (a) "Award" shall mean an Option, which may be designated as a
                    -----
     Nonqualified Stock Option or an Incentive Stock Option granted under this Plan.

               (b) "Award Agreement" shall mean, as the case may be, the
                    ---------------
     Incentive Stock Option Award Agreement substantially in the form of Exhibit
                                                                         -------
     A attached hereto and made a part herewith, setting forth the terms of an
     -
     Award, or the Non-Qualified Stock Option Award Agreement substantially in the form of Exhibit B attached hereto and made a part herewith setting
                 ---------
     forth the terms of an Award.

               (c) "Award Date" shall mean the date upon which the Committee
                    ----------
     took the action granting an Award or such later date as is prescribed by the Committee.

               (d) "Award Period" shall mean the period beginning on an Award
                    ------------
     Date and ending on the expiration date of such Award.

               (e) "Beneficiary" shall mean the person, persons, trust or trusts
                    -----------
     entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

               (f) "Board" shall mean the Board of Directors of the Corporation.
                    -----

               (g) "Class B Common Stock" shall mean the Class B Common Stock,
                    --------------------
     $.O1 par value, of the Corporation.

               (h) "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
     amended from time to time.

               (i) "Commission" shall mean the Securities and Exchange
                    ----------
     Commission.

               (j) "Committee" shall mean the committee appointed by the Board
                    ---------
     and consisting of three or more members or if no such committee has been appointed, the Board.

               (k) "Company" shall mean, collectively, the Corporation and its
                    -------
     Subsidiaries.

               (1) "Corporation" shall mean IXL Holdings, Inc., a Delaware
                    -----------
     corporation, and its successors.

               (m) "Eligible Employee" shall mean an officer or key employee of
                    -----------------
     the Company.

          (n) "Event" shall mean approval by the stockholders of the Corporation
               -----
     of (i) the dissolution or liquidation of the Corporation; (ii) an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by the stockholders (or their affiliates) of the Corporation immediately prior to such transaction; (iii) the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or a stockholder (or an affiliate of a stockholder) immediately prior to such sale; or (iv) a tender offer by a person other than a stockholder (or an affiliate thereof) of the Corporation) pursuant to which the offeror acquires more than 50% of the Corporation's outstanding voting securities.

          (o) "Fair Market Value" shall mean (i)  the per share closing sales
               -----------------
     price of the Class B Common Stock on the date at which Fair Market Value is to be determined (the "Determination Date") on the national securities exchange having the greatest volume of trading in the Class B Common Stock during the 30-day period immediately preceding that time as reported in The
                                                                             ---
     Wall Street Journal; (ii) if the Class B Common Stock is not listed or
     -------------------
     admitted to trade on any national securities exchange, the per share closing sales price for the Class B Common Stock on the Determination Date at which Fair Market Value is to be determined, as quoted in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market Reporting System, or any successor system, as reported in The Wall
                                                                      --------
     Street Journal; (iii) if the Class B Common Stock is not listed or
     --------------
     admitted to trade on any national securities exchange and is not quoted on the NASDAQ National Market Reporting System, the average of the per share closing bid and asked sales prices for the Class B Common Stock on the over-the-counter market on the Determination Date at which Fair Market Value is to be determined, as quoted on NASDAQ or such other national reporting service, as reported in The Wall Street Journal; or (iv) if the
                                       -----------------------
     Class B Common Stock is not listed or admitted to trade on a national securities exchange, is not quoted on the NASDAQ National Market Reporting System and if the bid and asked sales prices for the Class B Common Stock are not furnished by the National Association of Securities Dealers, Inc. or a similar organization, the Fair Market Value of a share of Class B Common Stock as of the Determination Date at which Fair Market Value is to be determined, and established by the Committee under the Plan based on such relevant facts, which may include opinions of independent experts or annual appraisals of the fair market value of the Company, as may be available to the Committee.

          (p) "Incentive Stock Option" shall mean an option which is designated
               ----------------------
     as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

               (q) "Nonqualified Stock Option" shall mean an option which is
                    -------------------------
     designated as a Nonqualified Stock Option.

               (r) "Option" shall mean an option to purchase Class B Common
                    ------
     Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

               (s) "Participant" shall mean an Eligible Employee who has been
                    -----------
     awarded an Award.

               (t) "Personal Representative" shall mean the person or persons
                    -----------------------
     who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the legal power to exercise the rights and receive the benefits specified in this Plan.

               (u) "Plan" shall mean the IXL Holdings, Inc., 1996 Stock Option
                    ----
     Plan, as amended from time to time in accordance herewith.

               (v) "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
     amended.

               (w) "Subsidiary" shall mean any corporation or other entity a
                    ----------
     majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     II.  THE PLAN

          2.1  Purpose.
               -------

               The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

          2.2  Administration.
               --------------

               (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. If action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

               (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the

     Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

               (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

          2.3  Participation.
               -------------

               Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

          2.4  Stock Subject to the Plan.
               -------------------------

               The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Class B Common Stock. The aggregate amount of Class B Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 24,405 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Company of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

          2.5  Grant of Options.
               ----------------

               Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Options under the Plan shall be granted, the terms of Options (which need not be identical) and the number of shares of Class B Common Stock subject to each Option. Each Option shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee and as set forth in the Award Agreement as are not inconsistent with the purpose and provisions of the Plan. The grant of an Option is made on the Award Date.

          2.6  Exercise of Options.
               -------------------

               An Option shall be deemed to be exercised when the Secretary or Assistant Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2. Notwithstanding any other provision of this Plan, the Committee may impose, by rule or in Award Agreements, such conditions upon the exercise of Options (including, without limitation, vesting of exercise rights and conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable securities laws, regulatory requirements or as may be deemed necessary or advisable by the Committee. It shall be a condition to the exercise of any Options that the Eligible Employee exercising such Option execute and become subject to the Stockholder Agreement of the Corporation dated as of April 30, 1996, as the same may be amended from time to time.

    III.  OPTIONS

          3.1  Grants.
               ------

               One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

          3.2  Option Price.
               ------------

               The purchase price per share of the Class B Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Class B Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Class B Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) if authorized by the Committee, by shares of Class B Common Stock of the Corporation already owned by the Participant, provided such shares are publicly traded; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Class B Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

          3.3  Option Period.
               -------------

               Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee and set forth in the Award Agreement, but not later than 10 years after the Award Date in the case of an Incentive Stock Option (five years in the case of a person described in Section 3.5(c)), and shall be subject to earlier termination as hereinafter provided or as provided in any Award Agreement.

          3.4  Exercise of Options.
               -------------------

               Except as otherwise provided in Section 4.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of such Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Subject to any requirement of law, not less than 10 shares of Class B Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

          3.5  Limitations on Grant of Incentive Stock Options.
               -----------------------------------------------

               (a) The aggregate Fair Market Value (determined as of the Award
     Date) of the Class B Common Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Class B Common Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 4.2 or 4.4) by such Participant under any other plan of the Corporation or any Subsidiary, shall not exceed $100,000.

               (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
     Section 422 of the Code.

               (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     IV.  OTHER PROVISIONS

          4.1  Rights of Eligible Employees. Participants and Beneficiaries.
               ------------------------------------------------------------

               (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

               (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Options) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

               (c) Other than by will or the laws of descent and distribution, no interest in this Plan or in any Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Class B Common Stock in accordance with the provisions of this Plan. Further, any shares of Class B Common Stock purchased upon the exercise of any Option shall be subject to the Stockholders Agreement of the Company dated as of April 30, 1996.

               (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Class B Common Stock) of the Company by reason of any Option granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

          4.2  Adjustments Upon Changes in Capitalization.
               ------------------------------------------

               (a) If the outstanding shares of Class B Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

               (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate, and any outstanding Options shall, subject to the provisions of Section 4.4, terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Class B Common Stock in lieu of and in complete satisfaction of such Awards.

               (c) All determinations under this Section 4.2 shall be made by the Committee with the purpose of neither enlarging nor diminishing the rights or obligations hereunder or under any then outstanding Option. In adjusting Options to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

          4.3  Termination of Employment.
               -------------------------

               (a) If the Participant's employment by the Company terminates for any reason including, death or disability, or if the Option shall terminate after the times specified in the Award Agreement evidencing such Option provided that the Committee shall have the discretion to terminate the Option or any part thereof prior to the expiration date therefor in the Award Agreement upon thirty (30) days notice to the Participant; provided, however, that in the case of Incentive Stock Options, military leaves of absence, sick leave and any other bona fide leaves of absence shall not be considered a termination of employment as long as such leave does not extend beyond 90 days or if the Participant's reemployment rights are guaranteed by law (as with certain federal military reservist laws, certain state maternity or paternity leave laws) or by contract.

               (b) If the Participant's employment by the Company terminates as a result of disability, the Participant or Participant's Personal Representative may subject to Section 4.3(a) exercise any Option to the extent it shall have become exercisable; provided, however, that in the case of Incentive Stock Options, the Participant or Participant's Personal Representative must exercise an Option to the extent it shall have become exercisable within one year of the termination of employment.

               (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company (or in the case of Incentive Stock Options was last employed by the Company within three months before his death), the Participant's Option shall subject to
     Section 4.3(a) be exercisable by the Participant's Beneficiary to the extent such Option was exercisable immediately prior to the date of death (or earlier termination).

               (d) Notwithstanding the foregoing, in the event of termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion and in connection with such termination, increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

               (e) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 4.3 to be a termination of employment of each employee of that entity.

          4.4  Acceleration of Options.
               -----------------------

               Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Options or determines those Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable. Acceleration of Options shall comply with applicable regulatory requirements, including without limitation, Section 422 of the Code. For purposes of this Section 4.4 only, the Board shall mean the Board as constituted immediately prior to the Event.

          4.5  Government Regulations.
               ----------------------

               This Plan, the granting of Options under this Plan and the issuance or transfer of shares of Class B Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan, and no shares shall be issued by the Corporation, pursuant to any such Option, unless and until, in each such case, all legal requirements applicable to the issuance have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

          4.6  Tax Withholding.
               ---------------

               Upon the disposition by a Participant or other person of shares of Class B Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of
     Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions and the issuance of any shares of Class B Common Stock pursuant to the exercise of a Nonqualified Stock Option will be subject to the Participant's (or other person's) satisfaction of all such tax withholding obligations.

          4.7  Amendment, Termination, and Suspension.
               --------------------------------------

               (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 4.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Option as it shall deem advisable. No Options may be granted during any suspension of this Plan or after its termination.

               (b) If an amendment would (i) increase the aggregate number of shares which may be issued under this Plan, or (ii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board or the Committee and by a majority of the stockholders entitled to vote thereon.

               (c) In the case of Options issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board and consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Option previously granted under the Plan.

          4.8  Privileges of Stock Ownership; Nondistributive Intent.
               -----------------------------------------------------

               A Participant shall not be entitled to the privilege of stock ownership as to any shares of Class B Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Class B Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Class B Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof and there is an available exemption from the federal and applicable state securities laws. No shares shall be issued and transferred unless and until there shall have been full compliance with any the applicable regulatory requirements (including those of exchanges upon which any Class B Common Stock of the Corporation may be listed).

          4.9  Effective Date of the Plan.
               --------------------------

               This Plan shall be effective upon its approval by the Board.

          4.10 Term of the Plan.
               ----------------

               Unless previously terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the date on which this Plan is approved by the Board, and no Options shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

          4.11 Governing Law.
               -------------

               This Plan and the documents evidencing Options and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                                                                       EXHIBIT A


                                INCENTIVE STOCK
                            OPTION AWARD AGREEMENT


  THIS AWARD AGREEMENT is dated as of the ___ day of _______, 1998, by and between iXL Enterprises, Inc., a Delaware corporation (the "Corporation") f/k/a IXL Holdings, Inc., and _______________ (the "Participant").

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, on ___________, 1998, pursuant to the Corporation's 1996 Stock Option Plan, as amended (hereinafter, the term "Plan"; and such other capitalized terms as used herein without definition having the meaning ascribed to them in the
Plan), the Committee of the Corporation's Board of Directors (the "Committee") has granted to the Participant, effective as of __________, 1998 (the "Award Date"), an incentive stock option ("Option" or "Award") to purchase all or any part of the total number of shares of Class B Common Stock, $.01 par value of the Corporation ("Stock") set forth on Schedule I hereto upon the terms and conditions hereinafter set forth; and

  WHEREAS, the Participant and the Corporation desire to enter into a written agreement in accordance with the Plan;

  NOW THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows;

  1.  GRANT OF OPTION.  The Corporation has granted to the Participant, as a
      ---------------
matter of separate inducement and agreement in connection with their employment, and not in lieu of any salary or other compensation for their services, the right and option to purchase, in accordance with the Plan and subject to the terms and conditions thereof and those hereinafter set forth, all or any part of the total number of shares of Stock set forth on Schedule I attached hereto and incorporated herein ("Schedule I"), at the exercise price per share set forth on
Schedule I (the "Price"), exercisable from time to time subject to the provisions hereof prior to the close of business on __________ (the "Expiration Date"). The Price has been determined by the Committee in accordance with
Section 3.2 of the Plan.

  2.  EXERCISABILITY OF OPTION.  Except as otherwise provided herein, the Option
      ------------------------
may be exercised in accordance with the vesting schedule set forth on Schedule II attached hereto and incorporated herein ("Schedule II"), and the Option may only be exercised at any given time to the extent that the Option has vested in accordance with Schedule II; provided, however, that the Option may be exercised only prior to the Expiration Date, and may not be exercised as to less than 10 shares of Stock at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. Furthermore, the Option may be exercised only after the Stock into which the Option is exercisable has been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Corporation will register such Stock under the Securities Act no later than the sixth anniversary of the date of grant; and in any event, notwithstanding the preceding sentence, the Option may be exercised after such sixth anniversary. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated. A condition to the exercise of any Option shall be the execution by the Participant of the Corporation's Second Amended and Restated Stockholders' Agreement dated December 17, 1997, as the same may be amended from time to time.

  3.  METHOD OF EXERCISE AND PAYMENT.  Each exercise of any part of the Option
      ------------------------------
shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares of Stock with respect to which the Option is being exercised, together with any written statements required pursuant to Section 10 below and payment of the Price in full (i) in cash or by certified or cashier's check payable to the order of the Corporation,
(ii) if authorized by the Committee, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Stock issuable upon exercise in compliance with applicable law (including state corporate law and federal margin requirements), or (iii) if authorized by the Committee and there is a public market for the Stock, by delivery of shares of Stock already owned by the Participant for at least six months.

  4.  CONTINUANCE OF EMPLOYMENT.  Nothing contained herein or in the Plan shall
      -------------------------
confer upon the Participant any right to continue in the employ of the Corporation, or of any subsidiary or other affiliate thereof, or constitute any contract or agreement of employment. Nothing contained herein or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment of the Participant, or (ii) reduce the compensation received by the Participant from the rate in existence on the Award Date; provided that nothing herein shall modify any written employment agreement as may now exist or hereinafter be entered into between Participant and the Corporation.

  5.  EFFECT OF TERMINATION OF RELATIONSHIP.  If the Participant ceases to be
      -------------------------------------
employed by the Corporation, or by any subsidiary or other affiliate thereof, for any reason other than breach by the Corporation of any written employment agreement in effect between the Participant and the Corporation, the Option shall terminate to the extent not vested. Notwithstanding the vesting schedule in Schedule II, if the Corporation has materially breached any written employment agreement with the Participant, and as a result Participant's employment is terminated, then to the extent provided in such written employment agreement the Option shall become fully vested upon such termination of employment. However, in no event may any Option be exercised by any person after the Expiration Date.

  6.  NON-ASSIGNABILITY OF OPTION.  Interests in the Option shall not be subject
      ---------------------------
to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any interest therein of the Participant's spouse or such spouse's successor in interest.

  7.  ADJUSTMENTS UPON SPECIFIED CHANGES.  As set forth in Section 4.2 of the
      ----------------------------------
Plan, upon the occurrence of specified events relating to the Corporation's stock, adjustments will be made in the number and kind of shares that may be issuable under an Option to the extent deemed appropriate by the Committee. In addition, upon the occurrence of specified events relating to the Corporation, such as its dissolution or liquidation, a reorganization, merger or consolidation in which it is not the surviving corporation, or upon sale of all or substantially all of the Corporation's property, unless provision is otherwise made and subject to the provisions of
Section 4.4 of the Plan, the Plan and any outstanding Options will terminate.

  8.   NO AUTOMATIC ACCELERATION.  Options shall not be accelerated unless and
       -------------------------
until the Board determines that there shall be an acceleration of Options in accordance with Section 4.4 of the Plan.

  9.   PARTICIPANT NOT A STOCKHOLDER.  Neither the Participant nor any other
       -----------------------------
person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Stock not actually issued and delivered to them. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate(s) is issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

  10.  APPLICATION OF SECURITIES LAWS.
       ------------------------------

       (a) No shares of Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission and any other regulatory agency, including any state securities law commissioner having jurisdiction over the Corporation or such issuance, and any exchange upon which Stock is listed, shall have been fully satisfied. The Participant represents, agrees and certifies that if the Participant exercises the Option, in whole or in part, the Participant will acquire the Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, the Participant will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation.

       (b) The Participant understands that the certificate(s) representing the Stock acquired pursuant to the Option may bear a legend referring to the fact that the Stock has not been registered under the Securities Act, and has not been qualified under any state securities law and is subject to certain restrictions on transfer and other limitations under the Securities Act and state securities laws with respect to the transfer of such Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person(s) entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 10 to the same extent as is the Participant.

       (c) The Committee may impose such conditions on an Option or on its exercise or acceleration or on the payment of any withholding obligation (including restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

  11.  NOTICES.  Any request or notice to be given hereunder shall be deemed
       -------
given, and any election or exercise to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Participant, at the address given beneath the Participant's signature set forth below, and if to the Corporation, at the executive offices of the Corporation.

  12.  EFFECT OF AWARD AGREEMENT.  The Award Agreement shall be assumed by, be
       -------------------------
binding upon and inure to the benefit of (i) any successor(s) of the Corporation to the extent provided in Section 4.2(b) of the Plan, and (ii) any Beneficiary or Personal Representative of the Participant as provided in Section 4.3 of the Plan.

  13.  TAX WITHHOLDING.  The provisions of Section 4.6 of the Plan are hereby
       ---------------
incorporated and shall govern any withholding that the Corporation employing the Participant is required to make with respect to an exercise of the Option, as well as the Corporation's right to condition a transfer of Class A Common Stock or Class B Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities.

  14.  TERMS OF PLAN GOVERN.  The Option and this Award Agreement are subject
       --------------------
to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

  15.  LAWS APPLICABLE TO CONSTRUCTION.  The Option has been granted, executed
       -------------------------------
and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Option and this Award Agreement shall be governed by the laws of the State of Delaware (excluding its conflicts of law principles).

  16.  NOTICE OF DISPOSITION.  The Participant agrees to notify the Corporation
       ---------------------
of any sale or other disposition of any shares of Stock received upon exercise of the Option if such sale or disposition occurs within two years after the Award Date or within one year after the date of exercise of the Option.

  17.  COUNTERPARTS.  This Award Agreement may be executed and delivered in one
       ------------
or more counterparts, each of which shall be considered an original but which, together, shall constitute one and the same document.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

  IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his hand as of the date and year first above written.


                              IXL ENTERPRISES, INC.


                              BY:_________________________________________
                                 JAMES V. SANDRY, EXECUTIVE VICE PRESIDENT





                              PARTICIPANT


                              ___________________________________________
                              [name]


                              ___________________________________________
                              (Address)


                              ___________________________________________
                              (City, State, Zip Code)


                              ___________________________________________
                              (Social Security Number)

                                  SCHEDULE I

                      NUMBER OF SHARES AND EXERCISE PRICE

                                 [__________]
Number of Class B Option Shares                         Exercise Price Per Share
-------------------------------                         ------------------------

             ____                                                $____

                                  SCHEDULE II

                           VESTING OF OPTION PERIOD

                                 [___________]

          Award Date to _________     -   __%
          Award Date to _________     -   __%
          Award Date to _________     -   __%
          Award Date to _________     -   __%
          Award Date to _________     -   __%

                                                                       EXHIBIT B


                              NON-QUALIFIED STOCK
                            OPTION AWARD AGREEMENT


  THIS AWARD AGREEMENT is dated as of the ___ day of _______, 1998, by and between iXL Enterprises, Inc., a Delaware corporation (the "Corporation") f/k/a IXL Holdings, Inc., and _______________ (the "Participant").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

  WHEREAS, on ___________, 1998, pursuant to the Corporation's 1996 Stock Option Plan, as amended (hereinafter, the term "Plan"; and such other capitalized terms as used herein without definition having the meaning ascribed to them in the
Plan), the Committee of the Corporation's Board of Directors (the "Committee") has granted to the Participant, effective as of __________, 1998 (the "Award Date"), a non-qualified stock option ("Option" or "Award") to purchase all or any part of the total number of shares of Class B Common Stock, $.01 par value of the Corporation ("Stock") set forth on Schedule I hereto upon the terms and conditions hereinafter set forth; and

  WHEREAS, the Participant and the Corporation desire to enter into a written agreement in accordance with the Plan;

  NOW THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows;

  1.  GRANT OF OPTION.  The Corporation has granted to the Participant, as a
      ---------------
matter of separate inducement and agreement in connection with their employment, and not in lieu of any salary or other compensation for their services, the right and option to purchase, in accordance with the Plan and subject to the terms and conditions thereof and those hereinafter set forth, all or any part of the total number of shares of Stock set forth on Schedule I attached hereto and incorporated herein ("Schedule I"), at the exercise price per share set forth on
Schedule I (the "Price"), exercisable from time to time subject to the provisions hereof prior to the close of business on __________ (the "Expiration Date"). The Price has been determined by the Committee in accordance with
Section 3.2 of the Plan.

  2.  EXERCISABILITY OF OPTION.  Except as otherwise provided herein, the Option
      ------------------------
may be exercised in accordance with the vesting schedule set forth on Schedule II attached hereto and incorporated herein ("Schedule II"), and the Option may only be exercised at any given time to the extent that the Option has vested in accordance with Schedule II; provided, however, that the Option may be exercised only prior to the Expiration Date, and may not be exercised as to less than 10 shares of Stock at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. Furthermore, the Option may be exercised only after the Stock into which the Option is exercisable has been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Corporation will register such Stock under the Securities Act no later than the sixth anniversary of the date of grant; and in any event, notwithstanding the preceding sentence, the Option may be exercised after such sixth anniversary. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated. A condition to the exercise of any Option shall be the execution by the Participant of the Corporation's Second Amended and Restated Stockholders' Agreement dated December 17, 1997, as the same may be amended from time to time.

  3.  METHOD OF EXERCISE AND PAYMENT.  Each exercise of any part of the Option
      ------------------------------
shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares of Stock with respect to which the Option is being exercised, together with any written statements required pursuant to Section 10 below and payment of the Price in full (i) in cash or by certified or cashier's check payable to the order of the Corporation,
(ii) if authorized by the Committee, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Stock issuable upon exercise in compliance with applicable law (including state corporate law and federal margin requirements), or (iii) if authorized by the Committee and there is a public market for the Stock, by delivery of shares of Stock already owned by the Participant for at least six months.

  4.  CONTINUANCE OF EMPLOYMENT.  Nothing contained herein or in the Plan shall
      -------------------------
confer upon the Participant any right to continue in the employ of the Corporation, or of any subsidiary or other affiliate thereof, or constitute any contract or agreement of employment. Nothing contained herein or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment of the Participant, or (ii) reduce the compensation received by the Participant from the rate in existence on the Award Date; provided that nothing herein shall modify any written employment agreement as may now exist or hereinafter be entered into between Participant and the Corporation.

  5.  EFFECT OF TERMINATION OF RELATIONSHIP.  If the Participant ceases to be
      -------------------------------------
employed by the Corporation, or by any subsidiary or other affiliate thereof, for any reason other than breach by the Corporation of any written employment agreement in effect between the Participant and the Corporation, the Option shall terminate to the extent not vested. Notwithstanding the vesting schedule in Schedule II, if the Corporation has materially breached any written employment agreement with the Participant, and as a result Participant's employment is terminated, then to the extent provided in such written employment agreement the Option shall become fully vested upon such termination of employment. However, in no event may any Option be exercised by any person after the Expiration Date.

  6.  NON-ASSIGNABILITY OF OPTION.  Interests in the Option shall not be subject
      ---------------------------
to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution regardless of any interest therein of the Participant's spouse or such spouse's successor in interest.

  7.  ADJUSTMENTS UPON SPECIFIED CHANGES.  As set forth in Section 4.2 of the
      ----------------------------------
Plan, upon the occurrence of specified events relating to the Corporation's stock, adjustments will be made in the number and kind of shares that may be issuable under an Option to the extent deemed appropriate by the Committee. In addition, upon the occurrence of specified events relating to the Corporation, such as its dissolution or liquidation, a reorganization, merger or consolidation in which it is not the surviving corporation, or upon sale of all or substantially all of the Corporation's property, unless provision is otherwise made and subject to the provisions of
Section 4.4 of the Plan, the Plan and any outstanding Options will terminate.

  8.   NO AUTOMATIC ACCELERATION.  Options shall not be accelerated unless and
       -------------------------
until the Board determines that there shall be an acceleration of Options in accordance with Section 4.4 of the Plan.

  9.   PARTICIPANT NOT A STOCKHOLDER.  Neither the Participant nor any other
       -----------------------------
person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Stock not actually issued and delivered to them. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate(s) is issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

  10.  APPLICATION OF SECURITIES LAWS.
       ------------------------------

       (a) No shares of Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission and any other regulatory agency, including any state securities law commissioner having jurisdiction over the Corporation or such issuance, and any exchange upon which Stock is listed, shall have been fully satisfied. The Participant represents, agrees and certifies that if the Participant exercises the Option, in whole or in part, the Participant will acquire the Stock issuable upon such exercise for the purpose of investment and not with a view to resale or distribution and that, as a condition to each such exercise, the Participant will furnish to the Corporation a written statement to such effect, satisfactory in form and substance to the Corporation.

       (b) The Participant understands that the certificate(s) representing the Stock acquired pursuant to the Option may bear a legend referring to the fact that the Stock has not been registered under the Securities Act, and has not been qualified under any state securities law and is subject to certain restrictions on transfer and other limitations under the Securities Act and state securities laws with respect to the transfer of such Stock, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable. Any person(s) entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 10 to the same extent as is the Participant.

       (c) The Committee may impose such conditions on an Option or on its exercise or acceleration or on the payment of any withholding obligation (including restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

  11.  NOTICES.  Any request or notice to be given hereunder shall be deemed
       -------
given, and any election or exercise to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Participant, at the address given beneath the Participant's signature set forth below, and if to the Corporation, at the executive offices of the Corporation.

  12.  EFFECT OF AWARD AGREEMENT.  The Award Agreement shall be assumed by, be
       -------------------------
binding upon and inure to the benefit of (i) any successor(s) of the Corporation to the extent provided in Section 4.2(b) of the Plan, and (ii) any Beneficiary or Personal Representative of the Participant as provided in Section 4.3 of the Plan.

  13.  TAX WITHHOLDING.  The provisions of Section 4.6 of the Plan are hereby
       ---------------
incorporated and shall govern any withholding that the Corporation employing the Participant is required to make with respect to an exercise of the Option, as well as the Corporation's right to condition a transfer of Class A Common Stock or Class B Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities.

  14.  TERMS OF PLAN GOVERN.  The Option and this Award Agreement are subject
       --------------------
to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

  15.  LAWS APPLICABLE TO CONSTRUCTION.  The Option has been granted, executed
       -------------------------------
and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Option and this Award Agreement shall be governed by the laws of the State of Delaware (excluding its conflicts of law principles).

  16.  NOTICE OF DISPOSITION.  The Participant agrees to notify the Corporation
       ---------------------
of any sale or other disposition of any shares of Stock received upon exercise of the Option if such sale or disposition occurs within two years after the Award Date or within one year after the date of exercise of the Option.

  17.  COUNTERPARTS.  This Award Agreement may be executed and delivered in one
       ------------
or more counterparts, each of which shall be considered an original but which, together, shall constitute one and the same document.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

  IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his hand as of the date and year first above written.


                              IXL ENTERPRISES, INC.


                              BY:________________________________________
                              JAMES V. SANDRY, EXECUTIVE VICE PRESIDENT





                              PARTICIPANT


                              ___________________________________________
                              [name]


                              ___________________________________________
                              (Address)


                              ___________________________________________
                              (City, State, Zip Code)


                              ___________________________________________
                              (Social Security Number)

                                  SCHEDULE I

                      NUMBER OF SHARES AND EXERCISE PRICE

                                 [__________]

Number of Class B Option Shares                         Exercise Price Per Share
-------------------------------                         ------------------------

             ____                                                 $___

                                  SCHEDULE II

                           VESTING OF OPTION PERIOD

                                 [___________]

          Award Date to _________      -  __%
          Award Date to _________      -  __%
          Award Date to _________      -  __%
          Award Date to _________      -  __%
          Award Date to _________      -  __%

                              FIRST AMENDMENT TO
                            1996 STOCK OPTION PLAN


     This First Amendment to the 1996 Stock Option Plan, dated as of March 31, 1997 ("First Amendment"), is an amendment of the 1996 Stock Option Plan (the "Plan") of IXL Holdings, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the meaning set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

     A.   The Company desires to amend the Plan in certain particulars.

     B. The First Amendment has been approved by the Board of Directors and the Stockholders of the Company in accordance with the terms of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. AMENDMENT TO SECTION 2.4. Section 2.4 of the Plan shall be amended by deleting Section 2.4 in its entirety and substituting the following in lieu thereof:

          "2.4  Stock Subject to the Plan.
                -------------------------

                The stock to be offered under this Plan shall be shares of the Company's authorized but unissued Class B Common Stock. The aggregate amount of Class B Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 100,000 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Company of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan."

     2. NO FURTHER CHANGES. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.



                                        IXL HOLDINGS, INC.



                                        /s/ James V. Sandry
                                        ---------------------------------
                                        JAMES V. SANDRY, EXECUTIVE VICE
                                        PRESIDENT



ATTEST:



/s/ James S. Altenbach
---------------------------------
JAMES S. ALTENBACH, SECRETARY

                              SECOND AMENDMENT TO
                            1996 STOCK OPTION PLAN

     The Second Amendment to the 1996 Stock Option Plan, dated as of October 17, 1997 ("Second Amendment"), is an amendment of the 1996 Stock Option Plan (the "Plan") of IXL Holdings, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the meaning set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

     A.   The Company desires to amend the Plan in certain particulars.

     B. The Second Amendment has been approved by the Board of Directors and the Stockholders of the Company in accordance with the terms of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. AMENDMENT TO SECTION 1.1(M). Section 1.1(m) of Article I of the Plan shall be amended by deleting Section 1.1(m) in its entirety, and replacing such
Section 1.1(m) with the following:

               "(m) "Eligible Employee" shall mean an officer or key employee of
                     -----------------
               the Company or such other Person as may be designated by the Stock Option Plan Committee."

     2. AMENDMENT TO SECTION 2.4. Section 2.4 of the Plan shall be amended by deleting Section 2.4 in its entirety and substituting the following in lieu thereof:

          "2.4  Stock Subject to the Plan.
                -------------------------

               The stock to be offered under this Plan shall be shares of the Company's authorized but unissued Class B Common Stock. The aggregate amount of Class B Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 150,000 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Company of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan."

     3. NO FURTHER CHANGES. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.



                                   IXL HOLDINGS, INC.



                                   /s/ James V. Sandry
                                   --------------------------------
                                   JAMES V. SANDRY, EXECUTIVE VICE
                                   PRESIDENT


ATTEST:



/s/ James S. Altenbach
-------------------------------
JAMES S. ALTENBACH, SECRETARY

                              THIRD AMENDMENT TO
                          THE 1996 STOCK OPTION PLAN
                             OF IXL HOLDINGS, INC.

     This Third Amendment to the 1996 Stock Option Plan, dated as of December ___, 1997 ("Third Amendment"), is an amendment of the 1996 Stock Option Plan (the "Plan") of IXL Holdings, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the meaning set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

     A.   The Company desires to amend the Plan in certain particulars.

     B. The Third Amendment has been approved by the Board of Directors of the Company in accordance with the terms of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. AMENDMENT TO SECTION 4.4: Section 4.4 of the Plan shall be deleted in its entirety, and the following shall be inserted in lieu thereof:

               "4.4  Acceleration of Options.
                     -----------------------

                     The Options shall not be accelerated unless and until the Board determines that there shall be an acceleration of Options. Acceleration of Options shall comply with applicable regulatory requirements, including without limitation, Section 422 of the Code."

     2. NO FURTHER CHANGES. Except as amended hereby, the Plan shall remain in full force and effect.





                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first above written.



                                   iXL HOLDINGS, INC.



                                   /s/ James V. Sandry
                                   --------------------------------
                                   JAMES V. SANDRY, EXECUTIVE VICE
                                   PRESIDENT


ATTEST:



/s/ James S. Altenbach
-----------------------------
JAMES S. ALTENBACH, SECRETARY

                  FOURTH AMENDMENT TO 1996 STOCK OPTION PLAN

     This Fourth Amendment to the 1996 Stock Option Plan, dated as of November 24 , 1998 ("Fourth Amendment"), is an amendment of the 1996 Stock Option Plan (the "Plan") of iXL Enterprises, Inc., a Delaware corporation (the "Company") f/k/a IXL Holdings, Inc. Capitalized terms used herein without definition shall have the meaning set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

     A.   The Company desires to amend the Plan in certain particulars.

     B. The Fourth Amendment has been approved by the Board of Directors and the Stockholders of the Company in accordance with the terms of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. CERTAIN REFERENCES. All references in the Plan to the Corporation or to IXL Holdings, Inc. shall be understood to refer to iXL Enterprises, Inc.

     2. AMENDMENT TO SECTION 1.1. Section 1.1 of the Plan shall be amended by renumbering former Sections 1.1(t), (u), (v) and (w) as Sections 1.1(u), (v),
(w) and (x), respectively, and by adding a new Section 1.1(t) as follows:

               "(t)  "Person" shall mean any individual, corporation,
                      ------
          partnership, limited liability company, joint venture, association, trust or other business entity."

     3. AMENDMENT TO SECTION 2.3. Section 2.3 of the Plan shall be amended by deleting Section 2.3 in its entirety and substituting the following in lieu thereof:

          "2.3  Participation.
                -------------

               Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine."

     4. AMENDMENT TO SECTION 2.4. Section 2.4 of the Plan shall be amended by deleting Section 2.4 in its entirety and substituting the following in lieu thereof:

          "2.4  Stock Subject to the Plan.
                -------------------------

               The stock to be offered under this Plan shall be shares of the Company's authorized but unissued Class B Common Stock. The aggregate amount of Class B Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 25,000,000 shares, subject to adjustment as set forth in Section 4.2. If any

          Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Company of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan."

     5. AMENDMENT TO SECTION 4.3(a). Section 4.3(a) of the Plan shall be amended by deleting Section 4.3(a) in its entirety and substituting the following in lieu thereof:

          "4.3  Termination of Employment.
                -------------------------

               (a) If the Participant's employment by the Company terminates for any reason including death or disability, then the Committee shall have the discretion to terminate the Option or any part thereof prior to the expiration date therefor in the Award Agreement upon thirty
          (30) days notice to the Participant; provided, however, that in the case of Incentive Stock Options, military leave of absence, sick leave and any other bona fide leave of absence shall not be considered a termination of employment as long as such leave does not extend beyond ninety (90) days or if the Participant's reemployment rights are guaranteed by law (as with certain federal military reservist laws, or certain state maternity or paternity leave laws) or by contract."

     6. NO FURTHER CHANGES. Except as amended hereby, the Plan shall remain in full force and effect.





                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.



                                    iXL ENTERPRISES, INC.



                                   /s/ James V. Sandry
                                   ------------------------------------------
                                   James V. Sandry, Executive Vice President



ATTEST:


/s/ James S. Altenbach
-----------------------------
James S. Altenbach, Secretary

                              FIFTH AMENDMENT TO
                            1996 STOCK OPTION PLAN

     This Fifth Amendment to the 1996 Stock Option Plan, dated as of December 10, 1998 ("Fifth Amendment"), is an amendment of the 1996 Stock Option Plan (the "Plan") of IXL Enterprises, Inc., a Delaware corporation (the "Company") f/k/a IXL Holdings, Inc. Capitalized terms used herein without definition shall have the meaning set forth in the Plan.

                                R E C I T A L S
                                - - - - - - - -

     A.   The Company desires to amend the Plan in certain particulars.

     B. The Fifth Amendment has been approved by the Board of Directors and the Stockholders of the Company in accordance with the terms of the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. AMENDMENT TO SECTION 1.1(M). Section 1.1(m) of Article I of the Plan shall be amended by deleting Section 1.1(m) in its entirety, and replacing such
Section 1.1(m) with the following:

               "(m)  "Eligible Employee" shall mean
               any employee of the Company as may be
               designated by the Stock Option Plan
               Committee."

     2. NO FURTHER CHANGES. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment as of the date first above written.


                                   IXL ENTERPRISES, INC.



                                   /s/ James V. Sandry
                                   --------------------------------
                                   JAMES V. SANDRY, Executive Vice
                                   President

ATTEST:


/s/ James S. Altenbach
-----------------------------
JAMES S. ALTENBACH, Secretary